SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 1998

                        MOUNTAINS WEST EXPLORATION, INC.
             (Exact name of registrant as specified in its charter)

          New Mexico                0-9500                85-02804 15
 (State or other jurisdiction    (Commission             (IRS Employer
      of incorporation)          File Number)          Identification No.)

          616 Central Ave., S.E., Suite 213
              Albuquerque, New Mexico                            87102
       (Address of principal executive offices)                (Zip Code)

Registrant' telephone number, including area code: (505) 243-4949 ...

                             NA
(Former name or former address, if changed since last report.)

Item 6. Resignations of Registrant's Directors.

On February 6, 1998, Mr. Thad H. Turk resigned as a director and as Secretary to the Registrant. Mr. Turk's resignation was not because of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAINS WEST EXPLORATION, INC.




Date: February  9, 1998                          Robert A. Doak, Jr.
                                                 ------------------------------
                                                 Robert A. Doak, Jr., President